UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 23, 2007

EDGE PETROLEUM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-22149	76-0511037
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Travis Tower

1301 Travis, Suite 2000

Houston, Texas 77002

(Address of principal executive offices)

(Registrant’s telephone number, including area code)  (713) 654-8960

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                                    Written communications pursuant to Rule 425 under the Securities Act     (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Experts

The following is included for the purpose of incorporation by reference into our registration statements:

Certain information with respect to the oil and gas reserves of Edge Petroleum Corporation at December 31, 2006 derived from the reports of Ryder Scott Company, L.P. and W.D. Von Gonten & Co., independent consulting petroleum engineers, is being incorporated by reference in our registration statements upon the authority of said firms as experts with respect to the matters covered in such reports and in giving such reports.

(d)  Exhibits

Exhibit No.	Description

23.1	Consent of Ryder Scott Company, L.P.
23.2	Consent of W.D Von Gonten & Company.
99.1	Summary of Reserve Report of Ryder Scott Company, L.P. Petroleum Engineers as of December 31, 2006.
99.2	Summary of Reserve Report of W. D. Von Gonten & Co. Petroleum Engineers as of December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGE PETROLEUM CORPORATION

Date: January 23, 2007	By:	/s/ MICHAEL G. LONG
Michael G. Long
Executive Vice President and Chief Financial and Accounting Officer